UnknownsandySTANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET
         AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1     Basic Provisions ("Basic Provisions").

     1.11 Parties: This Lease ("Lease"), dated for reference purposes only _June 18, ___________________________, 2001 made between Delta 1988, L.L.C.("Le ssor") and Aerobic Life
 Industries("Lessee"), (collectively the "Parties", or individually a "Party

     1.2(a)Premises: That certain portion of the Project (as defined below), including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 23025 N. 15th Avenue, Suite 106 located in the City of Phoenix, County of Maricopa, State of Arizona, with zip code 85027, asoutlined on Exhibit A, B attached hereto ("Premises") and generally described as (describe briefly the nature of the
Premises):                Multi-Tenant                Office
..
In  addition  to  Lessee's rights  to  use  and  occupy  the
Premises   as  hereinafter  specified,  Lessee  shall   have
non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility
raceways   of   the   building   containing   the   Premises
("Building") or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project"" (See also Paragraph 2)

     1.2(b)         Parking: -0-      unreserved
vehicle parking spaces ("Unreserved Parking Spaces"): and
-5-                 reserved vehicle parking spaces
("Reserved Parking Spaces"). (See also Paragraph 2.6)

     1.3  Term: - 3 -   years and  - 0 - months ("Original
     Term")
commencing September 15, 2001 ("Commencement Date") and ending September 14, 2004 ("Expiration Date")
(See also Paragraph 3)

     1.4  Early Possession: July 1, 2001 ("Early
Possession Date"). (See also Paragraphs 3.2 and 3.3)

     1.5  Base Rent: $2,364.3 0 per month ("Base
Rent"), payable on the 1st   day of
each month commencing September 15,
2001.   (See also Paragraph 4)
 if this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.
     1.11 Lessee's Share of Common Area Operating Expenses:
       11.05__________________ percent (11.05%) ("Lessee's Share").

     1.7  Base Rent and Other Monies Paid Upon Execution:
          (a)  Base Rent: $1, 182_______ for the period
September 15 through September
________________________________.

          (b) Common Area 0perating Expenses: $see addendum for the period see addendum__________________.

          (c)  Security Deposit: $2, 4 64 . 20___ ("Security
          Deposit (See also Paragraph 5)

          (d)  Other: $N /Afor N/A
          (e)  Total Due Upon Execution of this Lease: $3, 8
          3 6. 16__.

     1.8  Agreed Use: Office/Warehouse
     . (See also paragh 6)
     1.9  Insuring Party. Lessor is the "Insuring Party".
(See also Paragraph 8)
     1.10 Real Estate Brokers: (See also Paragraph 15)
          (a) Representation: The following real estate brokers (the "Brokers") and brokerage relationships exist in this transaction
(check applicable boxes)
? Urman
Enterprises_  represents Lessor exclusively ("Lessor's
Broker");
?
 represents Lessee exclusively ("Lessee's
Broker"); or
?
 represents both Lessor and Lessee ("Dual
Agency).

          (b)  Payment to Brokers: Upon execution and
delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of 2 , 6 6 1 . 3 3 or 3%__ of the total Base Rent for the brokerage services rendered by the Brokers).

     1.11 Guarantor. The obligations of the Lessee under this Lease am to be guarantee by ("Guarantor"). ( See also Paragraph 37)

     1.12 Addenda and Exhibits. Attached hereto Is an
Addendum or Addenda consisting of Paragraphs 49_ through 53_ and Exhibits A
____ through B__ , all of which constitute a part of this Lease.
2.   Premises.

     2.1                                          Letting.
Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term at the rental and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease or that may have been used in caluculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

     2.2                                          Condition.
Lessor shall deliver that portion of the Premises contained within the Building ("Unit") to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts describved in Parageraph 7.1(b) below are obtained by Lessee and in effect wihtin thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Unit, other such elements in the Unit, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects. If a non-compliance with such warranty exist as of the Start Date, or if one of such systems or elements in the Unit, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of the Units shall be free of material defects. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements shoud malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows:
(i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systens and other elements of the Unit. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, mal-function or failure shall be the obligation of Lessee at Lessee's sole cost and expense (except for the repairs to the fire sprinkler systems, roof, foundations, and/or bearing walls- see Paragraph 7).



                                 Page 1 of 11


          .3   Compliance. Lessor warrants that the improvements on
          the Premises Common Areas comply with the building codes
          that
were in effect at the time that each such improvement, or
portion thereof, was constructed, arid also with all
applicable laws, covenants or restrictions of record,
regulations, and ordinances in effect on the Start Date
("Applicable Requirements"). Said warranty does not apply
to the use to which Lessee will put the Premises or to
any Alterations or Utility Installatiom (as defined in
Paragraph 7.3(a).) made or to be made by Lessee, NOTE:
Lessee Is responsible for determining whether or not the
zoning Is appropriare for Lessee's Intended use, and
acknowledges that past uses of the Premises may no longer
be allowed. If the Premises do not comply with said
warranty, Lessor shall, except as otherwise provided,
promptly after receipt of written notice from Lessee
setting forth with specificity the nature and extent of
such non-compliance, rectify the sarne at Lessor's expense.
If Lessee does not give Lessor written notice of a
non-compltance with this warranty within 6 months following
the Start Date, correction of that shall be the obligation
of Lessee at Lessee's sole cost and expense.  If the
Applicable Requirements are hereafter changed so as to
require during the term of this Lease the constuction of
an addition to or an alteration of the Unit, Premises
and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the
Unit, Premises and/or Building ("Capital Expenditure"),
Lessor and Lessee shall allocate the cost of such work as
follows:
          (a)  Subject to Paragraph 2.3(c) below, if such
Capital  Expenditures are required as  a  result  of  the
specific  and  unique  use  of  the  Premises  by  Lessee
compared with uses by tenants in general, Lessee shall be
fully   responsible  for  the  cost  thereof,   provided,
however,  that  if such Capital Expenditure  is  required
during  the  last  2  years of this Lease  and  the  cost
thereof  exceeds 6 months' Base Rent, Lessee may  instead
terminate  this Lease unless Lessor notifies  Lessee,  in
writing,   within  10  days  after  receipt  of  Lessee's
termination  notice that Lessor has elected  to  pay  the
difference between tie actual cost thereof and the amount
equal   to   6  months'  Base  Rent.  If  Lessee   elects
termination, Lessee shall immediately cease  the  use  of
the  Premises which requires such Capital Expenditure and
deliver to Lessor written notice specifying a termination
date  at least 90 days thereafter. Such termination  date
shall, however, in no event be earlier than the last  day
that  Lessee  could legally utilize the Premises  without
commencing such Capital Expenditure.
          (b)  If  such Capital Expenditure  is  not  the
result of the specific and unique use of the Premises  by
Lessee   (such   as,   governmentally  mandated   seismic
modifications), then Lessor and Lessee shall allocate the
obligation   to  pay  for  the  portion  of  such   costs
reasonably attributable to the Premises pursuant  to  the
formula  set out in Paragraph 7.1(d); provided,  however,
that  if such Capital Expenditure is required during  the
last  2  years  of  this  Lease or if  Lessor  reasonably
determines  that it is not economically feasible  to  pay
its  share  thereof,  Lessor shall  have  the  option  to
terminate this Lease upon 90 days prior written notice to
Lessee  unless Lessee notifies Lessor, in writing, within
10 days after receipt of Lessor's termination notice that
Lessee  will pay for such Capital Expenditure. If  Lessor
does  not  elect to terminate, and fails  to  tender  its
share of any such Capital Expenditure, Lessee may advance
such  funds  and  deduct same, with Interest,  from  Rent
until  Lessors share of such costs have been fully  paid.
If  Lessee is unable to finance Lessors share, or if  the
balance of the Rent due and payable for the remainder  of
this Lease is not sufficient to fully reimburse Lessee on
an offset basis, Lessee shall have the right to terminate
this Lease upon 30 days written notice to Lessor.
          (c)  Notwithstanding the above, the  provisions
concerning  Capital Expenditures are  intended  to  apply
only  to  non-voluntary, unexpected, and  new  Applicable
Requirements.  If  the Capital Expendftures  are  instead
triggered by Lessee as a result of an actual or  proposed
change   in   use,  change  in  intensity  of   use,   or
modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4  Acknowledgements. Lessee acknowledges that: (a)
it  has  been advised by Lessor and/or Brokers to satisfy
itself  with  respect to the condition  of  the  Premises
(including  but not limited to the electrical,  HVAC  and
fire  sprinkler systems, security, environmental aspects,
and  compliance  with  Applicable  Requirements  and  the
Americans  with Disabilities Act), and their  suitability
for  Lessee's  intended use, (b)  Lessee  has  made  such
investigation  as  it deems necessary with  reference  to
such  matters and assumes all responsibility therefor  as
the same relate to its occupancy of the Premises, and (c)
neither  Lessor, Lessor's agents. nor Brokers  have  made
any  oral  or  witten representations or warranties  with
respect  to said matters other than as set forth in  this
Lease. In addition, Lessor acknowledges that: (i) Brokers
have  made  no  representations, promises  or  warranties
concerning  Lessee's  ability  to  honor  the  Lease   or
suitability  to  occupy  the Premises,  and  (ii)  it  is
Lessors sole responsitoility to investigate the financial
capability and/or suitability of all proposed tenants.
     2.5  Lessee as Prior Owner/Occupant. The warranties
made by Lessor in Paragraph 2 shall be of no force or
effect if immediately prior to the Start Date Lessee was
the owner or occupant of the Premises. In such event,
Lessee shall be responsible for any necessary corrective
work.
     2.6   Vehicle Parking. Lessee shall  be entitled  to
use  the number of Unreserved Parking Spaces and Reserved
Parking  Spaces  specified in Paragraph 1.2(b)  an  those
portions of the Common Areas designated from time to time
by  Lessor for parking. Lessee shall not use more parking
spaces  than  said number, Said parking spaces  shall  be
used  for  parking by vehicles no larger  than  full-size
passenger  automobiles or pick-up trucks,  herein  called
"Permitted  Size  Vehicles."  Lessor  may  regulate   the
loading  and unloading of vehicles by adopting Rules  and
Regulations  as  provided in Paragraph 2.9.  No  vehicles
other  than Permitted Size Vehicles may be parked in  the
Common  Area  without  the prior  written  permission  of
Lessor.
     (a)  Lessee shall not permit or allow any vehicies
that belong to or are controlled by Lessee or Lessees
employees, suppliers, shippers, customers, contractors or
Inviteees to be loaded or unloaded, or parked in areas
other than those desiqnated by Lessor for such
activities.
     (b)  Lessee shall not service or store any vehicles
    in the Common Areas.
     (c)    If  Lessee  permits  or  allows  any  of  the
prohibited  activities described in this  Paragraph  2.6,
then  Lessor  shall  have the right, without  notice,  in
addition  to such other rights and remedies that  it  may
have,  to  remove  or tow away the vehicle  involved  and
charge   the  cost  to  Lessee,  which  cost   shall   be
immediately payable upon demand by Lessor.
     2.7   Common  Areas - Definition. The  term  "Common
Areas" is defined as all areas and facilities outside the
Premises  and within the exterior boundary  line  of  the
Project  and  interior utility raceways and installations
within  the Unit that are provided and designated by  the
Lessor  from  time to time for the general  non-exclusive
use  of  Lessor, Lessee and other tenants of the  Project
and  their  respective  employees,  suppliers,  shippers,
customers,  contractors and invitees,  including  parking
areas, loading and unloading areas trash areas, roadways,
walkways, driveways and Landscaped areas.
     2.8   Common Areas - Lessee's Rights. Lessor  grants
to  Lessee,  for the benefit of Lessee and its employees,
suppliers,  shippers, contractors. customm and  invitees,
during the term of this Lease, the non-exclusive right to
use,  in  common with others entitled to  such  use,  the
Common Areas as they exist from time to time, subject  to
any  rights,  powers, and privileges reserved  by  Lessor
under  the  terms hereof or under the terms of any  rules
and  regulations or restrictions governing the use of the
Project.  Under no circumstances shall the  right  herein
granted to use the Common Areas be deemed to include  the
right  to store any property, temporarily or permanently,
in  the Common Areas. Any such storage shall be permitted
only  by  the prior written consent of Lessor or  Lessors
designated  agent, which consent may be  revoked  at  any
time.  In  the event that any unauthorized storage  shall
occur,  then Lessor shall have the right, wthout  notice,
in addition to such other rights and remedies that it may
have,  to  remove  the property and charge  the  cost  to
Lessee,  which  cost  shall be immediately  payable  upon
demand by Lessor.
     2.9  Common Areas - Rules and Regulations. Lessor or
such other person(s) as Lessor may appoint shall have the
exclusive control and management of the Common Areas  and
shall  have  the right, from time to time, to  establish,
modify,   amend   and   enforce  reasonable   rules   and
regulations ("Rules and Regulations") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.
     2.10 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:
    (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;
     (b) To close temporarily any of the Cornmon Areas for maintenance purposes so long as reasonable access to the Premises remains available;
     (c) To designate other larid outside the boundaries of the Project to be a part of the Common Areas;
     (d) To add additional buildings and improvements to the Common Areas:
     (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and
     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   Term.
     3.1  Term. The Commencement Date, Expiration Date
    and Original Term of this Lease are as specified in
    Paragraph 1.3.
     3.2    Early   Possession.  If  Lessee  totally   or
partially occupies the Premises prior to the Commencement
Date, the obligation to pay Base Rent shall be abated for
the  period of such early possession, All other terms  of
this  Lease (including but not limited to the obligations
to  pay  Lessees Share of Common Area Operating Expenses,
Real  Property  Taxes  and  insurance  premiums  and   to
maintain  the  Premises) shall,  however,  be  in  effect
during  such period. Any such early possession shall  not
affect the Expiration Date.
     3.3   Delay In Possession. Lessor agrees to use  its
best   commercially   reasonable   efforts   to   deliver
Possession  of the Premises to Lessee by the Commencement
Date.  If,  despite  said efforts, Lessor  is  unable  to
deliver possession as agreed, Lessor shall not be subject
to  any liability therefor, nor shall such failure affect
the validity of this Lease. Lessee shall not, however, be
obligated  to  pay Rent or perform its other  obligations
until   it  receives  possession  of  the  Premises.   If
possession  is  not  delivered wthin 60  days  after  the
Commencement Date, Lessee may, at its option,  by  notice
in  writing within 10 days after the end of such  60  day
Period,  cancel  this Lease, in which event  the  Parties
shall  be  discharged from all obligations hereunder.  if
such written notice is not received by Lessor within said
10  day period, Lessee's right to cancel shall terminate.
Except  as  otherwise  provided,  if  possession  is  not
tendered to Lessee by the Start Date and Lessee does  not
terminate  this Lease, as aforesaid, any period  of  rent
abatement that Lessee would otherwise have enjoyed  shall
run  from the date of delivery of possession and continue
for  a  period equal to what Lessee would otherwise  have
enjoyed  under the terms hereof, but minus  any  days  of
delay  caused  by  the acts or omissions  of  Lessee.  If
possession  of  the  Premises is not delivered  within  4
months after the Commencement Date, this Lease shall terrininate unless other agreements are reached between Lessor and Lessee, in writing.
     3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee unilt
Lessee complies with its obligation to Provide evidence of insurance (Paragraph 8.5) Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from arid after the Start
Date,  Induding  the  payment  of  Rent,  notwithstanding
Lessor's election to withhold possession pending raceipt of such evdence of insurance.

                          Page 2 of 12

Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.
     4.1. Rent: Defined. AlI monetary obligations of
   Lessee to Lessor under the terms of this Lease
   (except for the Security Deposit) are deemed to
   berent ("Rent").
     4.2  Common Area Operating Expenses. Lessee shall
pay to Lessor during the term hereof, in addition to the
Base Rent, Lessee's Share (as specified in Paragraph
1.6.) of all Common Area Operating Expenses, as
hereinafter defined, during each calendar year of the
term of this Lease, in accordance with t1he following
provisions:
     (a)  "Common Area Operabrig Expenses" are defined,
for purposes of this Lease, as all costs incurred by
Lessor relating to the ownership and operation of the
Project, including, but not limited to, the following:
     (i)  The operation, repair and maintenance, in neat,
clean, good order and condition, but not the replacement
(see subparagraph (e)), of the following:
          (aa) The Common Areas and Common Area
improvements, including  parking areas, loading and
unloading areas, trash areas, roadways,
parkways,walkways, driveways, landscaped areas, bumpers,
irrigation systems, Common Area lighting facilities,
fences, and gates, elevators, roofs, and roof drainage
systems.
         (bb) Exterior signs and any tenant directories,
         (cc) Any fire sprinkler systems,
     (ii)      The cost of water, gas, electricity and
       telephone to service the Common Areas and any
       utilities not separately metered.
     (iii)    Trash disposal,
pest control services, property management, security
services, and the costs of any environmental inspections.
     (iv) Reserves set aside for maintenance and repair
     of Common Areas.
     (v)  Any increase above the Base Real Property Taxes
     (as defined in Paragraph 10).
     (vi)      Any "Insurance Cost Increase" (as defined
       in Paragraph 8).
     (vii)     Any deductible! portion of an insured loss
concerning the Building or the Common Areas.
     (viii)    The cost of any Capital Expenditure to the
Building or the Project not covered under the provisions
of Paragraph 2.3 provided: however, that Lessor shall
allocate tie cost of any such Capital Expenditure over a
12 year period and Lessee shall not be required to pay more
than Lessee's Share of 1/144th of the cost of such Capital
Expenditure in any given month.
     (viii)    Any other services to be provided by
          Lessor that are stated elsewhere in this Lease
          to be a Common Area Operating
Expense.
     (b)   Any  Common Area Operating Expenses  and  Real
Property Taxes that are specifically attributable to  the
Unit,  the  Building  or  to any other  building  in  the
Project  or  to  the  operation, repair  and  maintenance
thereof  shall  be  allocated  entirely  to  such   Unit,
Building,  or  other building. However, any  Common  Area
Operating Expenses and Real Property Taxes that  are  not
specifically attributable to the Building or to any other
building  or  to  the operation, repair  and  maintenance
thereof,  shall be equitably allocated by Lessor  to  all
buildings in the Project.
     (c)   The  inclusion of the improvements, facilities
and  services set forth in Subparagraph 4.2(a) shall  not
be  deemed to impose an obligation upon Lessor to  either
have said improvements or facilities or to  provide those
services unless the Project already has the same,  Lessor
already  provides  the  services, or  Lessor  has  agreed
elsewhere  in this Lease to provide the same or  some  of
them.
     (d)    Lessee's  Share  of  Common  Area   Operating
Expenses shall be payable by Lessee within 10 days  after
a  reasonably  detailed statement of actual  expenses  is
presented  to  Lessee. At Lessee's  option,  however,  an
amount  may be estimated by Lessor from time to  time  of
Lessee's  Share of annual Comrnon Area Operating Expenses
and  the  same shall be payable monthly or quarterly,  as
Lessor  shall designate, during each 12 month  period  of
the  Lease term, on the same day as the Base Rent is  due
hereunder Lessor shall deliver to Lessee within  60  days
after  the  expiration of each calendar year a reasonably
detailed  statement showing Lessee's Share of the  actual
Common  Area  Operating  Expenses  incurred  during   the
preceding year. If Lessee's payments under this Paragraph
4.2(d) during the preceding year exceed Lessee's Share as
indicated  on  such statement, Lessor  shall  credit  the
amount  of  such over-payment against Lessee's  Share  of
Common  Area  Operating Expenses next  becoming  due.  If
Lessee's payments under this Paragraph 4.2(d) during  the
preceding year were less than Lessee's Share as indicated
on  such statement, Lessee shall pay to Lessor the amount
of the deficiency within 10 days after delivery by Lessor
to Lessee of the statement.
     (e)  When a capital component such as the roof,
foundations, exterior walls or a Common Area capital
improvement, such as the parking lot paving,elevators,
fences, etc reouires replacemerit, rather than repair or
maintenance, Lessor shall, at Lessors expense, be
responsible for such replacement.  Such expenses and/or
costs are not  Common Area Operating Expenses.
     4.3  Payment. Lessee shall cause payment of Rent  to
be  received  by  Lessor in lawful money  of  the  United
States,   without   offset  or   deduction   (except   as
specifically permitted in this Lease), on or before the day on which A is due. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the surn of $25.

5.    Security Deposit. Lessee shall deposit with  Lessor
upon  execution hereof the Security Deposit  as  security
for  Lessee's  faithful performance  of  its  obligations
under  this  Lease.  If  Lessee fails  to  pay  Rent,  or
otherwise  Defaults  under this Lease,  Lessor  may  use,
apply  or  retain  all or any portion  of  said  Security
Deposit  for the payment of any amount due Lessor  or  to
reimburse   or  compensate  Lessor  for  any   liability,
expense, loss or damage which Lessor may suffer or  incur
by  reason thereof. If Lessor uses or applies all or  any
portion  of the Security Deposit, Lessee shall within  10
days  after written request therefor deposit monies  with
Lessor sufficient to restore said Security Deposit to the
full  amount  required by this Lease. If  the  Base  Rent
increases  during the term of this Lease,  Lessee  shall,
upon  written  request  from Lessor,  deposit  additional
monies  with  Lessor  so that the  total  amount  of  the
Security  Deposit  shall  at  all  times  bear  the  same
proportion  to  the increased Base Rent  as  the  inilial
Security  Deposit bore to the initial Base  Rent.  Should
the  Agreed  Use  be  amended to accommodate  a  material
change  in  the  business of Lessee or to  accommodate  a
sublessee  or  assignee, Lessor shall have the  right  to
increase the Security Deposit to the extent necessary, in
Lessees reasonable judgment, to account for any increased
wear  and  tear that the Premises may suffer as a  result
thereof.  If a change in control of Lessee occurs  during
this   Lease  and  folowing  such  change  the  financial
condition  of  Lessee is, in Lessees reasonable  judgmert
significantly   reduced,  Lessee   shall   deposit   such
additional  monies with Lessor as shall be sufficient  to
cause  the  Security  Deposit to  be  at  a  commercially
reasonable  level  based  on  such  change  in  financial
condition.  Lessor  shall not be  required  to  keep  the
Security  Deposit  separate from  its  general  accounts.
Within  14  days  after the expiration or termination  of
this  Lease,  if  Lessor  elects to  apply  the  Security
Deposit only to unpaid Rent, and otherwise within 30 days
after   the  Premises  have  been  vacated  pursuant   to
Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest of to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use.
     6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other Legal use which Is reasonably comparable thereto, and for no other purpose. Lessee
shall not use or permit the use of the Premises in a
manner that is unlawful, creates damage, waste or a
nuisance, or that disturbs occupants of or causes damage
to neighboring premises or properties. Lessor shall not
unreasonably withhold or delay its consent to any written
request for a modification of the Agreed Use, so long as
the same will not impair the structural integrity of the
improvements on the Premises or the mechanical or
electrical systems therein, and/or is not significantly
more burdensome to the Premises. If Lessor elects to
withhold consent, Lessor shall within 7 days after such
request give written notification of same, which notice
shall include an explanation of Lessors objections to the
change in the Agreed Use.
     6.2  Hazardous Substances.
          (a)   Reportable Uses Require Consent The  term
"Hazardous  Substance" as used in this Lease  shall  mean
any  product  substance, or waste  whose  presence,  use.
manufacture, disposal, transportation, or release, either
by itself or in combination with other materials expected
to  be  on  the  Premises,  is  either.  (i)  potentially
injurious  to  the public health, safety or welfare,  the
environment or the Premises, (ii) regulated or  monitored
by  any  governmental authority, or  (iii)  a  basis  for
potential liability of Lessor to any governmental  agency
or third party under any applicable statute or common law
theory.  Hazardous Substances shall include, but  not  be
limited  to,  hydrocarbons, petroleum,  gasoline,  and/or
crude  oil  or  any  products, by-products  or  fractions
thereof. Lessee shall not engage In any activity in or on
the  Premises which constitutes a Report Use of Hazardous
Substances  without the express prior written consent  of
Lessor  and timely compliance (at Lessee's expense)  with
all  Applicable Requirements. "Reportable Use" shall mean
(i)  the installation or use of any above or below ground
storage  tank, (ii) the generation, possession,  storage,
use, transportation, or disposal of a Hazardous Substance
that  requires a permit from, or with respect to which  a
report, notice, registration or business plan is required
to  be  filed  with,  any governmental authority,  and/or
(iii)  the  presence  at  the  Premises  of  a  Hazardous
Substance   with   respect  to   which   any   Applicable
Requiremerits requires that a notice be given to  persons
entering   or   occupying  the  Premises  or  neighboring
properties. Notwithstanding the foregoing, Lessee may use
any  ordinary and customary materials reasonably required
to  be  used in the normal course of the Agreed  Use,  so
long  as  such  use is in compliance with all  Applicable
Requirements,  is  not a Reportable  Use,  and  does  not
expose  the  Premises or neighboring  properties  to  any
meaningful  risk  of contarnination or damage  or  expose
Lessor to any liability therefor. In addition, Lessor may
condition  its  consent  to  any  Reportable   Use   upon
receiving such additional assurances as Lessor reasonably
deems  necessary  to  protect  itself,  the  public,  the
Preimises   ard/or   the  environment   against   damage,
contamination,  injury and/or liability,  including,  but
not  Iimited  to,  the installation (and  removal  on  or
before  Lease  expiration or termination)  of  protective
modifications  (such  as  concrete  encasernents)  and/or
increasing the Security Deposit.
          (b)  Duty to Inform Lessor. If Lessee knows, or
has   reasonable  cause  to  believe,  that  a  Hazardous
Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

                      Page 3 of 12

          (c)  Lessee Remediation. Lessee shall not cause
or  permit  any  Hazardous Substance  to  be  spilled  or
released  In, on, under, or about the Premises (including
through the plumbing or sanitary sewer system) and  Shall
Promptly,  at  Lessee's expense, take  all  investigatory
and/or remedial action reasonably recommended, whether or
not  formally ordered or required, for the cleanup d  any
contamination  of,  and  for  the  maintenance,  security
and/or   monitoring   of  the  Premises   or   neighbonng
properties, that was caused or materially contribufted to
by  Lessee,  or pertaining to or involving any  Hazardous
Substance  brought onto the Premises during the  term  of
this Lease, by or for Lessee, or any third party.
          (d)    Lessee   Inemnification.  Lessee   shall
indemnify, defend and hold Lessor, its agents, employees,
lencleirs  and ground lessor, 6 arry. harmiess  from  and
against  arty  and  all  loss of  rents  and/or  aarrWes,
liatbilities, judgments, claims, openses, penalties,  and
attorrieys'  and  consultants'  fees  ansing  out  of  or
invibiving  any  Hazardous  Substance  brought  onto  the
Premises by or for Lessee, or arry third party (provided,
however,  that Lessee shall have no liability under  this
Lease  wfth  respect  to  underground  migration  of  any
Hazardous Substance under the Promises from areas outside
of  the  Project). Lessee's obligabons shall indude,  but
not  be  limited to, the effects of any contamination  or
injury  to  person, prop" or the environment  created  or
suffered   by  Lessee,  and  the  cost  of  irrvestigatm,
rernova], remadiation, rastoratcri and/or abatement,  and
shall  survtve  the  expiration or  termination  of  this
Lease.  No  termination, cancellation or reaase agreemeni
entered  into  by Lessor and Lessee shall release  Lessee
from  its  obligations under this Lease with  respect  to
Hazardous  Substances, unless specifically so  agreed  by
Lessor in writing at the time of such agreement.
          (e)   Lessor  Indemnification. Lessor  and  its
successors and assigns shall indemnify, defend, reimburse
and  hold  Lessee,  its ernployees and lenders,  harmless
from  and  against  any  and all  environmental  damages.
including  the cost of remediation, which  existed  as  a
result  of Hazardous Substances on the Premises prior  to
the   Start  Date  or  which  are  caused  by  the  gross
negligence or willful misconduct of Lessor, its agents or
employees.  Lessors obligations, as and when required  by
the  Applicable Requirements, shall include, but  not  be
limited   to,   the   cost  of  investigation,   removal,
remediation,  restoration  and/or  abatement,  and  shall
survive the expiration or termination of this Lease.
          (f)   Investigations  and Remediations.  Lessor
shall   retain  the  responsibility  and  pay   for   any
investigations  or  remediation  measures   required   by
governmental entities having jurisdiction with respect to
the  existence  of Hazardous Substances on  the  Premises
prior  to the Start Date, unless such remediation measure
is  required  as  a  result  of Lessee's  use  (including
"Alterations", as defined in paragraph 7.3(a)  below)  of
the  Premises, in which event Lessee shall be responsible
for  such  payment. Lessee shall cooperate fully  in  any
such  activities  at  the request  of  Lessor,  Including
allowing  Lessor  and Lessor's agents to have  reasonable
access  to the Premises at reasonable times in  order  to
carry    out   Lessor's   investigative   and    remedial
responsibilities.
          (g)   Lessor Termination Option. If a Hazardous
Substance Condition (see Paragraph 9.11(e)) occurs during
the   term  of  this  Lease,  unless  Lessee  is  legally
responsible therefor (in which case Lessee shall make the
investigation  and remediation thereof  required  by  the
Applicable Requirements and this Lease shall continue  in
full  force  and  effect, but subject to Lessor's  rights
under Paragraph 6.2(d) and Paragraph 13), Lessor may,  at
Lessor's  option,  either (I) investigate  and  remediate
such  Hazardous Substance Condition, if required, as soon
as  reasonably  possible at Lessor's  expense,  in  which
event this Lease shall continue in full force and effect,
or (ii) if the estimated cost to remediate such condition
exceeds  12 times the then monthly Base Rent or $100,000,
whichever  is  greater, give written  notice  to  Lessee,
within  30  days after receipt by Lessor of knowledge  of
the occurrence of such Hazardous Substance Condition,  of
Lessor's desire to terminate this Lease as of the date 60
days  following  the date of such notice.  In  the  event
Lessor  elects to give a termination notice, Lessee  may,
within  10 days thereafter, grve written notice to Lessor
of  Lessee's  commitment to pay the amount by  which  the
cost  of  the  remediation  of such  Hazardous  Substance
Condition  exceeds an amount equal to 12 times  the  then
monthly  Base  Rent  or $100,000, whichever  is  greater.
Lessee   shall   provide  Lessor  with  said   funds   or
satisfactory  assurnace thereof within 30 days  following
such commitment. In such event, this Lease shall continue
in  full  force and effect, and Lessor shall  proceed  to
make  such  rernediation as soon as  reasonably  possible
after  the  required funds are available. If Lessee  does
not  give  such notice and provide the required funds  or
assurance  thereof within the time provided,  this  Lease
shall  terminate  as  of the date specified  in  Lessor's
notice of termination.
     6.3     Lessee's    Compliance    with    Applicable
Requirements. Except as otherwise provided in this Lease,
Lessee shall, at Lessee's sole expense, fully, diligently
and  in  a  timely  manner, materially  comply  with  all
Applicable   Requirements,  the   requirements   of   any
applicablie fire insurance underwriter or rating  bureau,
and  the  recommendations  of Lessor's  engineers  and/or
consultants  which relate in any manner to the  Premises,
vvithout regard to whether said requirements are  now  in
effect  or become effective after the Start Date.  Lessee
shall,  within 10 days after receipt of Lessor's  written
request,  provide Lessor with copies of all  permits  and
other   documents,  and  other  inforrnation   evidencing
Lessee's  compliance  with  any  Applicable  Requirements
specified   by  Lessor,  and  shall  imirnediatety   upon
receipt, notify Lessor in writing (with copies of arry documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.
     6.4 Inspection; Compliance. Lessor and Lessor's
"Lender" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease, The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent. or the inspection is requested or ordered by a govemmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost such inspection, so long as such inspection is reasonably related to the violation or contamination.

7.   Maintenance; Repairs; Utility Installations; Trade
Fixtures and Alterations.
     7.1  Lessee's Obligations.
          (a)  In  General, Subject to the provisions  of
Paragraph   2.2   (Condition),  2.3   (Compliance),   6.3
(Lessee's  Compliance with Applicable Requirements),  7.2
(Lessor's Obligations), 9 (Damage or Destruction), and 14
(Condemnation), Lessee shall, at Lessee's  sole  expense,
keep  the  Premises, Utility Installations (intended  for
Lessee's  exclusive use, no rnatter where  located),  and
Alterations in good order, condition and repair  (whether
or  not the portion of the Premises requiring repairs, or
the  rneans  of  repairing the same,  are  reasonably  or
readily accessible to Lessee, and whether or not the need
for  such repairs occurs as a result of Lessee's use, any
prior use, the elements or the age of such portion of the
Promises),  including, but not limited to, all  equipment
or   facilities,   such  as  plumbing,  HVAC   equipment,
electrical,   lighting  facilities,   boilers,   pressure
vessels,  fixtures, interior walls, interior surfaces  of
exterior  walls, ceilings, floors, windows, doors,  plate
glass,  and skylights but excluding any Items  which  are
the  responsibility of Lessor pursuant to Paragraph  7.2.
Lessee,  in keeping the Premises in good order, condition
and  repair,  shall exercise and perform good maintenance
practices,  specifically including  the  procurement  and
maintenance   of  the  service  contracts   required   by
Paragraph   7.1(b)  below,  Lessee's  obligations   shall
include  restorations,  replacements  or  renewals   when
necessary  to  keep  the  Premises  and  ail  improvments
thereon  or  a part thereof in good order, condition  and
state of repair.
          (b)    Service  Contracts.  Lessee  shall,   at
Lessee's  sole  expense, procure and maintain  contracts,
with  copies  to Lessor, in customary form and  substance
for, and with contractors specializing and experienced in
the   maintenance   of   the  following   equipment   and
improvements,  If  any,  if and  when  installed  on  the
Premises:  (i) HVAC equipment, (ii) boiler  and  pressure
vessels,  (iii) clarifiers, and (i) any other  equipment,
if   reasonably  required  by  Lessor.  However,   Lessor
reserves  the  right, upon notice to Lessee,  to  procure
arid  maintain any or all of such service contracts,  and
if  Lessor so elects, Lessee shall reimburse Lessor, upon
demand, for the cost thereof.
          (c)   Failure  to Perform. If Lessee  fails  to
perform  Lessee's obligations under this  Paragraph  7.1,
Lessor  may enter upon the Premises after 10 days'  prior
written  notice  to  Lessee (except in  the  case  of  an
emergency,  in  which case no notice shall be  required),
perform such obligations on Lessee's behalf, and put  the
Premises in good order, condition and repair, arid Lessee
shall promptly reimburse Lessor for the cost thereof.
          (d)     Replacement.   Subject   to    Lessee's
indemnification of Lessor as set forth in  Paragraph  8.7
below,   and   without  relieving  Lessee  of   liability
resulting  from Lessee's failure to exercise and  perform
good  maintenance  practices, if  an  item  described  in
Paragraph 7.1(b) cannot be repaired other than at a  cost
which  is in excess of 50% of the cost of replacing  such
item, then such item shall be replaced by Lessor, and the
cost  thereof shall be prorated between the  Parties  and
Lessee  shall only be obligated to pay, each month during
the  remainder of the term of this Lease, on the date  on
which Base Rent is due, an amount equal to the product of
multiplying  the cost of such replacement by a  fraction,
the  numerator  of which is one, and the  denominator  of
which  is 144 (ie. 1/144th of the cost per month). Lessee
shall pay interest on the unarnortized balance at a  rate
that  is  commercially  reasonable  in  the  judgment  of
Lessor's  accountants. Lessee may,  however,  prepay  its
obligation at any time.
     7.2  Lessor's Obligations. Subject to the provisions
of  Paragraphs  2.2  (Condition), 2.3  (Compliance),  4.2
(Common  Area Operating Expenses), 6 (Use), 7.1 (Lessee's
Obligations),   9   (Damage  or   Destruction)   and   14
(Condemnation), Lessor, subject to reimbursement pursuant
to Paragraph 4.2, shall keep in good order, condition and
repair   the   foundations,  exterior  walls,  structural
condition of interior bearing walls, exterior roof,  fire
sprinkler  system, Common Area fire alarm  and/or(  smoke
detection   systerns,   fire  hydrants,   parking   lots,
walkways, parkways, driveways, landscaping, fences, signs
and  utility  system serving the Cornmon  Areas  and  all
parts  thereof,  as well as providing  the  services  for
which  there is a Common Area Operating Expense  pursuant
to  Paragraph 4.2. Lessor shall not be obligated to paint
the  exterior or interior surface of exterior  walls  nor
shall  Lessor be obligated to maintain, repair or replace
windows,  doors  or plate glass of the Prernises.  Lessee
expressly,  waives  the benefit of  any  statute  now  or
hereafter in effect to the extent it is inconsistent with
the terms of this Lease.
     7.3  Utility Installations; Trade Fixtures;
   Alterations,
          (a)     Definitions.    The    term    "Utility
Installations" refers to all floor and window  coverings,
air   lines,   power  panels,  electrical   distribution,
security   and  fire  protection  systems,  communication
systerns,  lighting  fixtures, HVAC equipment,  plumbing,
and  fencing  in  or  an the Premises.  The  term  "Trade
Fixtures'  shall  mean Lessee's machinery  and  equipment
that can be removed without doing material damage to  the
Premises.   The   term  "Alterations"  shall   mean   any
modifications  of  the improvements, other  than  Utility
installations or Trade Fixtures, whether by  addition  or
deletion.   "Lessee  Owned  Alterations  and/or   Utility
Installations" are defined as Alterations and/or  Utility
Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).
          (b) Consent. Lessee shall not make any
Alterations or Utility installations to the Premises without Lessor's prior written consent. Lessee may, however. make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or relocating the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee Shall not make or pemit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor.
Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon
Lessee's: (i)
acquiring all applicalble govermental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work:, and (iii) compliance with all conditions of said permits and other Applicable
Requirements in a prompt and expeditious manner.

                           Page 4 of 12

Any   Alterations  or  Utility  Installations  shall   be
performed   in  a  workmanlike  manner  with   good   and
sufficient   materials.  Lessee   shall   promptly   upon
completion  furnish  Lessor  with  as-built   plans   and
specifications. For work which costs an amount in  excess
of  one  month's  Base  Rent, Lessor  may  condition  its
consent upon Lessee providing a lien and completion  bond
in  an amount equal to 150% of the estimated cost of such
Alteration  or Utility Installation and/or upon  Lessee's
posting an additional Security Deposit with Lessor.
          (c)  Indemnification. Lessee  shall  pay,  when
due,  all  claims  for  labor or  materials  fumished  or
alleged to have been furnished to or for Lessee at or for
use  on  the Premises, which claims are or may be secured
by  any  mechanic's  or materialmen's  lien  against  the
Premises  or  any  interest therein.  Lessee  shall  give
Lessor  not  less  than  10  days  notice  prior  to  the
commencement  of any work in, on or about that  Premises,
and  Lessor  shall  have the right  to  post  notices  of
nori-responsibilty. If Lessee shall cordest the  validity
of  any such lien, claim or demand, then Lessee shall, at
its  sole  expense defend and protect itself, Lessor  and
the  Premises against the sarne and shall pay and satisfy
any  such  adverse judgment that may be rendered  thereon
before  the enforcement thereof. If Lessor shall require,
Lessee  shall fumish a surety bond in an amount equal  to
150%  of  the  amount of such contested  lien,  claim  or
demand,  indemnifying Lessor against  liability  for  the
same. If Lessor elects to participate in any such action,
Lessee shall pay Lessor's attorneys' fees and costs.
     7.4  Ownership; Removal; Surrender; and Restoration.
          (a)  Ownership.  Subject to  Lessors  right  to
require   removal  or  elect  ownership  as   hereinafter
provided, all Alterations and Utility Installations  made
by Lessee shall be the property of Lessee, but considered
a part of the Premises. Lessor may, at any time, elect in
writing  to be the owner of all or any specified part  of
the  Lessee  Owned Alterations and Utility Installations.
Unless  otherwise instructed per paragraph 7.4(b) hereof,
all  Lessee  Owned Alterations and Utility  Installations
shall,  at  the expiration or termination cf this  Lease,
become  the  property  of Lessor and  be  surrendered  by
Lessee with the Prernises.
          (b)  Removal. By delivery to Lessee of  written
notice from Lessor not earlier than 90 and not later than
30  days  prior  to the end of the term  of  this  Lease,
Lessor   may  require  that  any  or  all  Lessee   Owned
Alterations  or Utility Installations be removed  by  the
expiration  or  termination of  this  Lease,  Lessor  may
require the removal at any time of all or any part of any
Lessee  Owned  Alterations or Utility Installations  made
without the required consent.
          (c)   Surrender;  Restoration.   Lessee   shall
surrender  the  Premises by the Expiration  Date  or  any
earlier  termination date, with all of the  improvements,
parts  and  surfaces  thereof broom  clean  and  free  of
debris, and In good operating order, condition and  state
of repair, ordinary wear and tear are expected. "Ordinary
wear  and  tear",  shall  not.  include  any  damage   or
deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations arid/or Utility
Installation, fumishings, and equipment as well as the removal of any storage tank installed try or for Lessee.
Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous
Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.   Insurance; Indemnity.
     8.1  Payment of Premium Increases.
          (a)   As used herein, the term "Insurance  Cost
Increase"  is defined as any increase in the actual  cost
of  the  insurance applicable to the Building and/or  the
Project and required to be carried by Lessor, pursuant to
Paragraphs   8.2(b),   8.3(a)  and   8.3(b),   ("Required
Insurance"),  over  and  above  the  Base   Premium,   as
hereinafter  defined,  calculated  or  an  annual  basis.
Insurance Cost Increase shall include, but not be limited
to,  requirements of " holder of a mortgage  or  deed  of
trust  covering  the Premises, Building  and/or  Project,
increased  valuation  of  the Premises,  Building  and/or
Project, and/or a general premium rate increase. The term
Insurance  Cost Increase shall not, however, include  any
premium  increases  resulting  from  the  nature  of  the
occupancy  of  any other tenant of the Building.  If  the
parties  insert  a dollar amount in Paragraph  1.9,  such
amount  shall be considered the "Base Premium." The  Base
Premium shall be the annual premium applicable to the  12
month  period immadiately preceding the Start  Date.  If,
however, the Project was not insured for the entirety  of
such 12 month period, then the Base Premium shall be  the
lowest  annual  premium  reasonably  obtainable  for  the
Required  Insurance as of the Start Date, assuming  fifte
most  nominal use possible of the Building. In no  event,
however,  shall Lessee be responsible for any portion  of
the  premium  cost  attributable to  liability  insurance
coverage in excess of $2,000,000 procured under Paragraph
8.2(b).
          (b)  Lessee shall pay any Insurance Cost
Increase to Lessor pursuant to Paragraph 4.2. Premiums
for policy periods commencing prior to, or extending
beyond, the term of this Lease shall be prorated to
coincide with the corresponding Start Date or Expiration
Date.
     8.2  Liability Insurance.
          (a) Carried by Lessee. Lessee, shall obtain and
keep in force a Commercial General Liability policy of
insurance protecting Lessee and Lessor as an additional
insured against claims to bodily injury, personal injury
and property damage based on or arising out of
maintenance of the Premises and all areas appurtenant
thereto. Such insurance shall be on an occurrence basis
providing single limit coverage in an amount not less
than $1,000,000 per occurrence with an annual aggregate
of not less than $2,000,000, an "Additional
Insured-Managers or Lessors of Premises Endorsement" and
contain the "Amendment of the Pollution Exclusion
Endorsement" for damage caused by heat, smoke or fumes
from a hostile fire. The policy shall not contain any
intra-insured exclusions as between insured persons or
organizations, but shall include coverage for liability
assumed under this Lease as an "Insured contract" for the
performance of Lessee's indemnity obligations under this
Lease. The limits of said insurance shall not, however,
limit the liability of Lessee nor relieve Lessee of any
obligation hereunder. All insurance carried by Lessee
shall be primary to and not contributory with any similar
insurance camed by Lessor, whose insurance shalt be
considered excess insurance only.
          (b)  Carried  by Lessor. Lessor shall  maintain
liability insurance as described in Paragraph 8.2(a),  in
addition  to, and not in lieu of, the insurance  required
to  be maintained by Lessee. Lessee shall not be named as
an additional insured therein.
     8.3  Property Insurance ~ Building, Improvements and
    Rental Value.
          (a)  Building  and Improvements.  Lessor  shall
obtain  and  keep  in  force  a  policy  or  policies  of
insurance  in  the name of Lessor, with loss  payable  to
Lessor,  any  ground-lessor, and to any  Lender  insuring
loss  or  damage  to  the Premises. The  amount  of  such
insurance shall be equal to the full replacement cost  of
the  Premises, as the same shall exist from time to time,
or  the  amount required by any Lender, but in  no  event
more  than  the  commercially  reasonable  and  available
insurable  value  thereof. Lessee Owned  Alterations  and
Utility   installations,  Trade  Fixtures,  and  Lessee's
personal  property  shall  be  insured  by  Lessee  under
Paragraph   8  4.  If  the  coverage  is  available   and
commercially  appropriate, such policy or policies  shall
insure  against  all  risks of direct  physical  loss  or
damage  (except  the  perils of flood  and/or  earthquake
unless  required  by  a Lender), including  coverage  for
debris  removal  and the enforcement  of  any  Applicable
Requirernerits   requiring  the  upgrading,   demolition,
reconstruction  or  replacement of  any  portion  of  the
Premises as the resuft of a covered loss. Said policy  or
policies shalI aiso contain an agreed valuation provision
in lieu of any coinsurance clause, waiver of subrogation,
and inflation guard protection causing an increase in the
annual property insurance coverage amount by a factor  of
not  less  than  the  adjusted U.S. Department  of  Labor
Consumer Price Index for All Urban Consumers for the ctty
nearest  to  winere  the Premises are  located.  If  such
insurance   coverage   has  a  deductible   clause,   the
deductible amount shall not exceed $1,000 per occurrence.
          (b)  Rental Value. Lessor shall also obtain and
keep  in force a policy or policies in the name of Lessor
with loss payable to Lessor and any Lender, insuring  the
loss of the full Rent for one year wth an extended period
of  indemnity  for an additional 180 days ("Rental  Value
insurance").  Said  insurance  shall  contain  an  agreed
valuation  provision  in lieu of any coinsurance  clause,
and the amount of coverage shall be adjusted annually  to
reflect  the projected Rent otherwise payable by  Lessee,
for the next 12 month period.
          (c) Adjacent Promises. Lessee shall pay for any
increase  in  the premiums for the property insurance  of
the  Building and for the Common Areas or other buildings
in  the  Project if said increase is caused  by  Lessee's
acts, omissions, use or occupancy of the Premises.
          (d)  Lessee's Improvements. Since Lessor is the
Insuring  Party, Lessor shall not be required  to  insure
Lessee Owned Alterations and Utility Installations unless
the  item  in question has become the property of  Lessor
under the terms of this Lease.
     8.4  Lessee's Property; Business Interruption
    Insurance.
          (a)  Property Damage. Lessee shall  obtain  and
maintain  insurance coverage on all of Lessee's  personal
property,  Trade  Fixtures, and Lessee Owned  Alterations
and  Utility Installations, Such insurance shall be  full
replacement  cost coverage with a deductible  of  not  to
exceed $1,000 per occurrence. The proceeds from any  such
insurance shall be used by Lessee for the replacement  of
personal  property,  Trade  Fixtures  and  Lessee   Owned
Alterations  and  Utility  Installations.  Lessee   shall
provide  Lessor with written evidence that such insurance
is in force.
          (b)  Buslness Interruption. Lessee shall obtain
and  maintain loss of income and extra expense  insurance
in amounts as Wil reimburse Lessee for direct or indirect
loss  of  earnings  attributable to all  perils  commonly
insured  against  by prudent lessees in the  business  of
Lessee  or  attributable to prevention of access  to  the
Premises as a result of such perils.
          (c)  No  Representation of  Adequate  Coverage.
Lessor  makes no representation that the limits or  forms
of coverage of insurance specified herein are adequate to
cover   Lessee's   property,   business   operations   or
obligations under this Lease.
     8.5   Insurance Policies. Insurance required  herein
shall  be  by  companies  duly licensed  or  admitted  to
transact  business in the state where  the  Premises  are
located,  and  maintaining  during  the  policy  term   a
"General Policyholders Rating" of at least B+, V, as  set
forth  in  the  most  current issue of "Best's  Insurance
Guide",  or  such other rating as may be  required  by  a
Lender. Lessee shall not do or permit to be done anything
which invalidates the required insurance policies. Lessee
shall,  prior  to  the  Start  Date,  deliver  to  Lessor
certified  copies  of  policies  of  such  insurance   or
certificates evidencing the existence and amounts of  the
required insurance. No such policy shall be cancelable or
subject  to  modification  except  after  30  days  prior
written notice to Lessor. Lessee shall, at least 30  days
prior  to the expiration of such policies, furnish Lessor
with   evidence   of  renewals  or  "insurance   binders"
evidencing renewal thereof, or Lessor may order such insurance arid charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.
Such policies shall be for a term of at least one year, of the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the sarne.
     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against.

                      Page 5 of 12

herein.  The  effect of such release and waverss  is  not
Ilimited  by the amount of Insurance carried or required,
or  by  any  deductibles applicable hereto,  The  Parties
agree  to have their respective property damage insurance
carriers  warve  any  right  to  subrogation  that   such
companies may have against Lessor or Lessee, as the  case
may  be,  so  long  as the insurance is  not  invalidated
thereby.
     8.7  Indemnity. Except for Lessor's gross negligence
or  willful misconduct, Lessee shall indemnify,  protect,
defend  and  hold harmless the Premises, Lessor  and  Its
agents,  Lessor's master or ground lessor,  partners  and
Lenders,  from  and against any and all claims,  loss  of
rents   and/or  damages,  liens,  judgments,   penalties,
attorneys'   and   consultants'  fees,  expenses   and/or
liabilities  arising out of, involving, or in  connection
with, the use and/or occupancy of the Premises by Lessee.
If  any action or proceeding is brought against Lessor by
reason of any of the foregoing matters, Lessee shall upon
notice  defend  the same at Lessee's expense  by  counsel
reasonably  satisfactory  to  Lessor  and  Lessor   shall
cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified..
     8.8 Exemption of Lessor from Liability, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other Property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, piumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions d the Building, or from other sources or places, Lessor shall not be liable for any damages arising from any act or neglect of any offer tenant of Lessor nor from the failure of Lessor to enforce the provisions of any other lease in the Project. Notwithstanding Lessee's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  Damage or Destruction.
     9.1  Definitions.
          (a) "Premises Partial Damage" shall mean damage
or destruction to the improvements on the Premises, other
than  Lessee Owned Alterations and Utility Installations,
which can reasonably be repaired in 3 months or less from
the  date  of  the damage or destruction,  and  the  cost
thereof  does  not exceed a sum equal to 6  month's  Base
Rent.  Lessor  shall notify Lessee in writing  within  30
days  from  the date of the damage or destruction  as  to
whether or not the damage is Partial or Total.
          (b)  "Premises  Total Destruction"  shall  mean
damage   or  destruction  to  the  improvements  on   the
Premises, other than Lessee Owned Alterations and Utility
Installations and Trade Fixtures, which cannot reasonably
be  repaired  in 3 months or less from the  date  of  the
damage  or destruction and/or the cost thereof exceeds  a
sum  equal  to  6 month's Base Rent. Lessor shall  notify
Lessee  in  writing within 30 days from the date  of  the
damage or destruction as to whether or not the damage  is
PartiaI or Total.
          (c)   "Insured  Loss"  shall  mean  damage   or
destruction to improvements on the Premises,  other  than
Lessee  Owned  alterations and Utility Installations  and
Trade Fixtures, which was caused by an event required  to
be  covered  by  the  insurance  described  in  Paragraph
8.3(a),   irrespective  of  any  deductible  amounts   or
coverage limits involved.
          (d)  "Replacement Cost" shall mean the cost  to
repair or rebuild the improvements owned by Lessor at the
time  of  the  occurrence  to  their  condition  existing
immediately  prior thereto, including demolition,  debris
removal  and  upgrading  required  by  the  operation  of
Applicable   Requirements,  and  without  deduction   for
depreciation.
          (e)  "Hazardous Substance Condition" shall mean
the  occurrence or discovery of a condition involving the
presence of, or a contamination by, a Hazardous Substance
as  defined  in Paragraph 6.2(a), in, on,  or  under  the
Premises.
     9.2   Partial Damage - Insured Loss. If  a  Premises
Partial  Damage  that  is an Insured  Loss  occurs,  then
Lessor  shall,  at Lessor's expense, repair  such  damage
(but   not  Lessee's  Trade  Fixtures  or  Lessee   Owned
Alterations  and  Utility  Installations)  as   soon   as
reasonably possible and this Lease shall continue in full
force and effect provided, however, that Lessee shall, at
Lessor's  election,  make the repair  of  any  damage  or
destruction the total cost to repair of which  is  $5,000
or  less,  and,  in  such event, Lessor  shall  make  any
applicable  insurance proceeds available to Lessee  on  a
reasonable  basis  for that purpose. Notwithstanding  the
foregoing. If the required insurance was not in force  or
the insurance proceeds are not sufficient: to effect such
repair, the Insuring Party shall promptly contribute  the
shortage  in  proceeds as and when required  to  complete
said  repairs. In the event, however, such  shortage  was
due  to the fact that, by reason of the unique nature  of
the   improvements,  full  replacement   cost   insurance
coverage  was not commercially reasonable and  available,
Lessor  shall have no obligation to pay for the  shortage
in  insurance  proceeds or to fully  restore  the  unique
aspects  of  the  Premises unless Lessee provides  Lessor
with  the  funds  to  cover same, or  adequate  assurance
thereof,  within  10  days following reciept  of  written
notice  of such shortage and request therefor. If  Lessor
receives said funds or adequate assurance thereof  within
said 10 day period, the party responsible for making  the
repairs   shall  complete  them  as  soon  as  reasonably
possible  and this Lease shall remain in full  force  and
effect.  If  such  funds or assurance are  not  received,
Lessor may nevertheless elect by written notice to Lessee
within 10 days
thereafter to: (i) make suck restoration and repair as is
commercially reasonable with Lesssor paying any shortage
in proceeds, in which case this Lease shall remain in
full force and effect, or (ii) have this Lease terminate
30 days thereafter. Lessee shall not be entitled to
reimbursement of any funds contributed by Lessee to
repair any such damage or destruction. Premises Partial
Damage due to flood or earthquake shall be subject to
Paragraph 9.3, notwithstanding that there may be some
insurance coverage, but the net proceeds of any such
insurance shall be made available for the repairs if made
by either Party.
     9.3   Partial Damage - Uninsured Loss. If a Premises
Partial Damage that is not an insured Loss occurs, unless
caused by a negligent or willful act of Lessee (in  which
event Lessee shall make the repairs at Lessee's expense).
Lessor  may  either: (I) repair such damage  as  soon  as
reasonably  possible at Lessors expense, in  which  event
this  Lease  shall continue in full force and effect,  or
(ii)  terminate  this Lease by giving written  notice  to
Lessee  within  30  days  after  receipt  by  Lessor   of
knowledge   of  the  occurrence  of  such  damage.   Such
termination shall be effective 60 days following the date
of  such  notice. In the event Lessor elects to terminate
this  Lease, Lessee shall have the right within  10  days
after  receipt of the termination notice to give  written
notice  to Lessor of Lessee's commitment to pay  for  the
repair  of such damage without reimbursement from Lessor.
Lessee   shall   provide  Lessor  with  said   funds   or
satisfactory  assurance  thereof  wrthin  30  days  after
making  such  commitment. In such event this Lease  shall
continue  in  full  force and effect,  and  Lessor  shall
proceed  to  make  such  repairs as  soon  as  reasonably
possible  after  the  required funds  are  available.  If
Lessee does not make the required commitment, this  Lease
shall   terminate  as  of  the  date  specified  in   the
termination notice.
     9.4   Total  Destruction. Notwithstanding any  other
provision hereof, if a Premises Total Destruction occurs,
this   Lease  shall  terminate  60  days  following  such
Destruction. If the damage or destruction was  caused  by
the  gross  negligence or willful misconduct  of  Lessee,
Lessor  shall  have the right to recover Lessors  damages
from Lessee, except as provided in Paragraph 8.6.
     9.5   Damage Near End of Term. If at any time during
the last 6 months of this Lease there is damage for which
the  cost to repair exceeds one months Base Rent  whether
or  not an Insured Loss, Lessor may terminate this  Lease
effective  60  days following the date of  occurrence  of
such  damage  by giving a written termination  notice  to
Lessee  within  30 days after the date of  occurrence  of
such damage. Notwithstanding the foregoing, if Lessee  at
that  time has an exercisable option to extend this Lease
or  to  purchase the Premises, then Lessee  may  preserve
this   Lease  by,  (a)  exercising  such  option   and(b)
providing Lessor with any shortage in insurance  proceeds
(  or  adequate  assurance thereof) needed  to  make  the
repairs on or before the earlier of (I) the date which is
10 days after Lessee's receipt of Lessor's written notice
purporting to terminate this Lease, or (6) the day  prior
to  the  date upon which such option expires.  If  Lessee
duly exercises such option during such penod and provides
Lessor  with  funds  (or adequate assurance  thereol)  to
cover  any shortage in insurance proceeds, Lessor  shall,
at  Lessor's commercially reasonable expense, repair such
damage  as  soon  as reasonably possible and  this  Lease
shall  continue in full force and effect. If Lessee fails
to  exercise  such  option  and  provide  such  funds  or
assurance  during  such  period, then  this  Lease  shall
terminate on the date specified in the termination notice
and Lessee's option shall be extInguished.
     9.6  Abatement of Rent; Lessee's Remedies.
          (a) Abatement. In the event of Premises Partial
Damage  or  Premises  Total Destruction  or  a  Hazardous
Substance  Condition for which Lessee is not  responsible
under  this  Lease, the Rent payable by  Lessee  for  the
period   required   for   the  repair,   remediation   or
restoration of such damage shall be abated in  Proportion
to  the  degree to which Lessee's use of tle Premises  is
impaired,  but  not to exceed the proceeds received  from
the  Rental  Value  insurance. All other  obligations  of
Lessee hereunder shall be performed by Lessee, and Lessor
shall have no liability for any such damage, destruction,
remediation,  repair or restoration  except  as  provided
herein.
          (b)  Remedies. If Lessor shall be obligated  to
repair or restore the Premises and does not Commence,  in
a   substantial  and  meaningful  way,  such  repair   or
restoration  within 90 days after such  obligation  shall
accrue, Lessee may, at any time prior to the commencement
of  such  repair or restoration, give written  notice  to
Lessor  and  to any Lenders, of which Lessee  has  actual
notice, of Lessee's election to terminate this Lease on a
date  not less than 60 days folbwing the giving  of  such
notice.  If Lessee gives such notice and such  repair  or
restoration  is not commenced within 30 days  thereafter,
this  Lease  shall terminate as of the date specified  in
said  notice.  If the repair or restoration is  commenced
within  such 30 days, this Lease shall continue  in  full
force  and  effect.  "Commence  shall  mean  either   the
unconditional authorization of the Preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.
     9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph
9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.
     9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any darnage to or destruction of the Premises with respect to the terrnination of this Lease and hereby, waive the provisions of any present or future Statute to the extent inconsistent herewith.

10.  Real Property Taxes.
     10.1 Definitions.
          (a) "Real Property Taxes." As, used herein, the
term  "Real  Property Taxes" shall include  any  form  of
assessment:  red  estate, general, special.  ordinary  of
extraordinary,  or  rental  levy  or  tax   (other   than
inheritance,   personal   income   or   estate    taxes);
improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessee's right to other income therefrom, and/or Lassoes business of leasing, by any authority having the direct or indiect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authonty of a jurisdiction within which the Project is located. The term "Real Property Taxes" shall also include any

                          Page 6 of 12

tax,  fee,  levy, assessment or charge, or  any  increase
therein, imposed by reason of events occurring during the
term  of  this  Lease, including but not  limited  to,  a
change  in  the ownership of the Project or  any  portion
thereof or a change in this improvements thereon.
          (b)  "Base Real Property Taxes" As used herein,
the  term "Base Real Property" Taxes" shall be the amount
of  Real  Property Taxes, which are assessed against  the
Premises,  Buiding,  Project  or  Common  Areas  in   the
calendar  year  during which the Lease  is  executed.  In
calculating  Real Property Taxes for any  calendar  year,
the  Real  Property Taxes for any real  estate  tax  year
shall  be  Included in the calculation of  Real  Property
Taxes  for  such calendar year based upon the  number  of
days  which  such  calendar year and  tax  year  have  in
common.
     10.2  Payment  of Taxes. Lessor shall pay  the  Real
Property  Taxes applicable to the Project  at  except  as
otherwise  provided in Paragraph 10.3. any  increases  in
such arnounts over the Base Real Property Taxes shall  be
included  in  the  calculation of Common  Area  Operating
Expenses  in accordance with the provisions of  Paragraph
4.2.
     10.3  Additional Improvements. Common Area Operating
Expenses  shall not include Real Property Taxes specified
in  the  tax assessor's records and work sheets as  being
caused  by  additional irriprovernents  placed  upon  the
Project  by other lessees or by Lessor for the  exclusive
enjoyment   of   such  other  iessee's.   Notwithstanding
Paragraph.  10.2  hereof, Lessee shall, however,  pay  to
Lessor  at  the time Common Area Operating  Expenses  are
payable under Paragraph 4.2, the entirety of any increase
in  Real  Property Taxes if assessed solely by reason  of
Alterations,  Trade  Fixtures  or  Utility  Installations
placed  upon  the  Premises  by  Lessee  ol  at  Lessee's
request.
     10.4  Joint  Assessment.  If  the  Building  is  not
separately assessed, Real Property Taxes allocated to the
Building  shall be an equitable proportion  of  the  Real
Property  Taxes  for  all of the  land  and  improvements
included  within the tax parcel assessed, such proportion
to  be detemined by Lessor from the respective valuations
assigned  in  the  assessors work sheets  or  such  other
information  as  may  be  reasonably  available.  Lessors
reasonable determination thereof, in good faith, shall be
conclusive.
     10.5 Personal Property Taxes. Lessee shall pay prior
to delinquency all taxes assessed against and levied upon
Lessee Owned Alterations and Utility Installations, Trade
Fixtures,   furnishings,  equipment  and   all   personal
property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.
If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  Utilities.     Lessee shall pay for all water,  gas,
heat light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at anytirne in Lessor's sole judgment, Lessor determines that Lessee is using a disproportionate amount of water, electricity or other cornmonly metered utilities, or that Lessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an increase in the number of times per month that the dumpster is emptied, then Lessor may increase Lessee's Base Rent by an amount equal to such increased costs.

12  Assignment and Subletting.
     12.1 Lessor's Consent Required.
          (a)   Lessee  shall  not  voluntarily   or   by
operation  of law assign, transfer, mortgage or  encumber
(collectively, "assign or assignment") or sublet  all  or
any  part  of Lessee's interest in this Lease or  in  the
Premises without Lessors prior written consent.
          (b)  A  change  in the control of Lessee  shall
constitute an assignment requiring consent. The transfer,
on  a  cumulative  basis, of 25% or more  of  the  voting
control  of  Lessee shall constitute a change in  control
for this purpose.
          (c) The involvement of Lessee or its assets  in
any  transaction, or series of transactions  (by  way  of
merger, sale, acquisition, financing, transfer, leveraged
buy-out   or   otherwise),  whether  or  not   a   formal
assignmient  or hypothecation of this Lease  or  Lessee's
assets  occurs,  which  results  or  will  result  in   a
reduction of the Net Worth of Lessee by an amount greater
than  25% of such Net Worth as it was represented at  the
time of the execution of this Lease or at the time of the
most recent assignment to which Lessor has consented,  or
as  it  exists  immediately prior to said transaction  or
transactions  constituting such reduction, whichever  was
or  is greater, shall be considered an assignment of this
Lease  to  which  Lessor may withhold its  consent.  "Net
Worth  of  Lessee"  shall mean the net  worth  of  Lessee
(excluding  any  guarantors) established under  generally
accepted accounting principles.
         (d) An assignment or subletting without consent
shall, at Lessors option, be a Default curable after
notice per Paragraph  13.1(c), or a noncurable Breach
without the necessity of any notice and grace period. If
Lessor elects to treat such unapproved assignment or
subletting as a noncurable Breach, Lessor may either. (i)
terminate this Lease, or (ii) upon 30 days written
notice, increase the monthly Base Rent to 110% of the
Base Rent then in effect. Further, in such Breach and
rental adjustment, (i) the purchase price of any option
to purchase the Premises held by Lessee shall be subject
to similar adjustment to 110% of the once prevtousiy in
effect, and (ii) all fixed and non-fixed rental
adjustments scheduled during the remainder of the Lease
term shall be increased to  110% of the scheduled
adjusted rent.
          (e) Lessee's remedy for any breach of Paragraph
12.1 by Lessor shall be limited to compensatory damages
and/or injunctive relief.
     12.2 Terms and Conditions Applicable to Assignment
    and Subletting.
          (a)   Regardless  of  Lessor's   consent,   any
assignment  or  subletting shall not:  (i)  be  effective
without  the express written assumption by such  assignee
or  sublessee  of  the obligations of Lessee  under  this
Lease,  (ii) release Lessee of any obligations hereunder,
or  (iii) after the primary liability of Lessee  for  the
payment  of  Rent  or for the performance  of  any  other
obligations to be performed by Lessee.
          (b)  Lessor  may accept Rent or performance  of
Lessee's  obligations from any person other  than  Lessee
pending approval or disapproval of an assignment. Neither
a delay in the approval or disapproval of such assignment
nor   the   acceptance  of  Rent  or  performance   shall
constitute  a  waiver or estoppel of  Lessor's  right  to
exercise its remedies for Lessee's Default or Breach.
          (c) Lessor's consent to any assignment or
sublettfing shall not constitute a consent to any
subsequent assignment or subletting.
          (d)  In  the event of any Default or Breach  by
Lessee,  Lessor may proceed directly against Lessee,  any
Guarantors or anyone else responsible for the performance
of  Lessee's obligations under this Lease, including  any
assignee  or sublessee, without first exhausting Lessor's
remedies  against any other person or entity  responsible
therefore to Lessor, or any security held by Lessor.
          (e)  Each  request for consent to an assignment
or   subletting  shalI  be  in  writing,  accompanied  by
information relevant to Lessor's detemination as  to  the
financial    and    operational    responsibility     and
appropriateness  of the proposed assignee  or  sublessee,
including  but  not  limited to the Intended  use  and/or
required  modification of the Premises, if any,  together
with  a fee of $1,000 or 10% of the current monthly  Base
Rent  applicable to the portion of the Premises which  is
the  subject  of  the  proposed assignment  or  sublease,
whichever  is  greater,  as  consideration  for  Lessor's
considering and processing said request. Lessee agrees to
Provide  Lessor with such other or additional information
and/or documentation as may be reasonably requested.
          (f)  Any assignee of, or sublessee under,  this
Lease  shall,  by reason of accepting such assignment  or
entering  into such sublease, be deemed to  have  assumed
and  agreed  to  conform and comply with each  and  every
term,  covenant, condition and obligation  herein  to  be
observed or performed by Lessee during the term  of  said
assignment  or  sublease, other than such obligations  as
are  contrary  to or inconsistent with provisions  of  an
assignment  or sublease to which Lessor has  specifically
consented to in writing.
     12.3 Additional Terms and Conditions Applicable to
Subletting. The following terms and conditions shall
apply to any subletting by Lessee of all or any part of
the Premises and shall be deemed included in all
subleases under this Lease whether or not expressly
incorporated therein:
          (a)  Lessee  hereby assigns  and  transfers  to
Lessor  all  of Lessee's interest in all Rent payable  on
any  sublease, and Lessor may collect such Rent and apply
same   toward  Lessee's  obligations  under  this  Lease;
provided, however, that until a Breach shall occur in the
performance  of Lessee's obligations, Lessee may  collect
said  Rent. Lessor shall not, by reason of the  foregoing
or  any assignment of such sublease, nor by reason of the
collection of Rent, be deemed liable to the sublessee for
any  failure of Lessee to perform and comply with any  of
Lessee's  obligations  to such sublessee.  Lessee  hereby
irrevocably  authorizes and directs any  such  sublessee,
upon receipt of a written notice from Lessor stating that
a   Breach   exists  in  the  performance   of   Lessee's
obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.
          (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attom to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease: provided, however, Lessor shall net be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.
          (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.
          (d) No sublessee, shall further assgn or sublet all or any part of the Premises without Lessor's prior written consent.
          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  Default; Breach; Remedies,
     13.1      Default; Breach. A "Default' is defined as
a  failure by the Lessee to comply with or perform any of
the terms, covenants, conditions or Rules and Regulations
under this Lease. A "Breach" is defined as the occurrence
of one or more of the following Defaults, and the failure
of  Lessee  to  cure such Default within  any  applicable
grace period .
          (a)   The abandonment of the Premises;  or  the
vacating   of   the   Premises   without   providing    a
cornmercially reasonable level of security, or where the coverage of the property insurance described in Paragraph
8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.
          (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property where such failure continues for a Period of 3 business days following written notice to Lessee.

                      Page 7 of 12

          (c)   The  failure  by Lessee  to  provide  (I)
reasonable written evidence of compliance with Applicable
Requirements,  (ii)  the  Service  contracts,  (iii)  the
rescission  of an unauthonzed assignrnent or  subletting,
(iv)   an   Estoppel   Certificate,   (v)   a   requested
subordination,  (vi)  evidence  concerning  any  guaranty
and/or  Guarantor,  (vii) any document  requested  uncler
Paragraph   41   (easements),   or   (viii)   any   other
documentation or information which Lessor may  reasonably
require  of  Lessee under the terms of this Lease,  where
any  such  failure  continues for a  period  of  10  days
follwing written notice to Lessee.
          (d)   A  Default  by Lessee as  to  the  terms,
covenants, conditions or provisions of this Lease, or  of
the  rules adopted under Paragraph 2.9 hereof, other than
those  described in subparagraphs 13.1 (a), (b)  or  (c),
above,  where such Default continues for a period  of  30
days after written notice: provided however, that if  the
nature of Lessee's Default is such that more than 30 days
are  reasonably required for its cure, then it shalI  not
be  deemed  to be a Breach if Lessee commences such  cure
within  said  30  day  period and  thereafter  diligentty
prosecutes such cure to completion.
          (e)   The  occurrence of any of  the  following
events:  (I)  the  making of any general  arrangement  or
assignment  for the benefit of creditors, (i) becoming  a
"debtor'  as  defined in 11 U.S.Cc  101 or any  successor
statute thereto (unless, in the case of a petition  filed
against  Lessee,  the same is dismissed within  60  days)
(iii)  the appointment of a trustee or receiver  to  take
possession  of  substantially  all  of  Lessee's   assets
located  at the Premises or of Lessee's interest in  this
Lease,  where possession is not restored to Lessee within
30  days;  or  (iv)  the attachment, execution  or  other
judicial seizure of substantially all of Lessee's  assets
located  at the Premises or of Lessee's interest in  this
Lease,  where  such seizure is not discharged  within  30
days;  provided, however, in the event that any provision
of  this  subparagraph (e) is contrary to any  applicable
law,  such provision shall be of no force or effect,  and
not affect the validity of the remaining provisions.
          (f)  The discovery that any financial statement
        of Lessee or of any Guarantor given to Lessor was
        materially false.
          (g)  If the performance of Lessee's obligations
under  this  Lease  is guaranteed: (I)  the  death  of  a
Guarantor, (ii) the termination of a Guarantors liability
with  respect to this Lease other than in accordance with
the terms. of such guaranty, (iii) a Guarantor's becoming
insolvent or the subject of a bankruptcy filing,  (iv)  a
Guarantor's  refusal  to honor the  guaranty,  or  (v)  a
Guarantor's  breach  of  its guaranty  obligation  on  an
anticipatory basis, and Lessee's failure, within 60  days
following  written notice of any such event,  to  provide
written  afternatrve assurance or security,  which,  when
coupled  with  the  then existing  resources  of  Lessee,
equals  or  exceeds the combined financial  resources  of
Lessee  and the Guarantor's that existed at the  time  of
execution of this Lease.
     13.2       Remedies. If Lessee fails to perform  any
of  its affirmative duties or obligations, within 10 days
after written notice (or in case of an emergency, without
notice), Lessor may, at its option, perform such duty  or
obligation on Lessee's behalf, including but not  limited
to  the obtaining of reasonably required bonds, insurance
policies, or governmental licenses, permits or approvals.
The  costs and expenses of any such performance by Lessor
shall  be  due  and  payable by Lessee  upon  receipt  of
invoice therefor. If any check given to Lessor by  Lessee
shall  not be honored by the bank upon which it is drawn,
Lessor, at its option, may require all future payments to
be  made by Lessee to be by cashiers check. In the  event
of  a  Breach, Lessor may, with or without further notice
or demand, and without limiting Lessor in the exercise of
any  right  or remedy which Lessor may have by reason  of
such Breach:
          (a)  Terminate Lessee's right to possession  of
the  Premises  by  any lawful means, in which  case  this
Lease   shall  terminate  and  Lessee  shall  immediately
surrender  possession  to Lessor. In  such  event  Lessor
shall  be entitled to recover from Lessee: (i) the unpaid
Rent  which  had  been earned at the time of  termination
(ii)  the  worth at the time of award of the  annount  by
which  the unpaid rent which would have been earned after
termination until the time of award exceeds the amount of
such  rental loss that the Lessee proves could have  been
reasonably avoided; (iii) the worth at the time of  award
of the amount by which the unpaid rent for the balance of
the  term  after the time of award exceeds the amount  of
such  rental  loss  that  the  Lessee  proves  could   be
reasonably  avoided, and (iv) any other amount  necessary
to  compensate  Lessor for all the detriment  proximately
caused by the Lessee's failure to perform its obligations
under  this  Lease  or which in the  ordinary  course  of
things would be likely to result therefrom, including but
not  limited to the cost of recovering possession of  the
Premises,  expenses  of  reletting,  including  necessary
renovation  and  alteration of the  Premises,  reasonable
attorneys'fees,   and  that  portion   of   any   leasing
commission  paid by Lessor in connection with this  Lease
applicable to the unexpired term of this Lease. The worth
at  the  time  of  award  of the amount  referred  to  in
provision  (iii)  of  the immediately preceding  sentence
shall  be  computed  by discounting such  amount  at  the
discount rate of the Federal Reserve Bank of the District
within  which  the Premises are located at  the  time  of
award  plus  one percent. Efforts by Lessor  to  mitigate
damages caused by Lessee's Breach of this Lease shall not
waive  Lessor's right to recover damages under  Paragraph
12,  If termination of this Lease is obtained through the
provisional  remedy  of unlawful detainer,  Lessor  shall
have  the right to recover in such proceeding any  unpaid
Rent  and  damages as are recoverable therein, or  Lessor
may reserve the right to recover all or arry part thereof
in a separate suit. If a notice and grace period required
under  Paragraph 13.1 was not previously given, a  notice
to  pay  rent  or quit, or to perform or  quit  given  to
Lessee  under  the unlawful detainer statute  shall  also
constitute the notice required by Paragraph 13.1. In such
case,  the  applicable grace period required by Paragraph
13.1  and  the  unlawful  cletainer  statute  shall   run
concurrently,  and  the failure of  Lessee  to  cure  the
Default  within the greater of the two such grace periods
shall  constitute both an unlawful detainer and a  Breach
of  this  Lease entitling Lessor to the remedies provided
for in this Lease and/or by said statute.
          (b)  Continue the Lease and Lessee's  right  to
possession  and  recover the Rent as it becomes  due,  in
which event Lessee may sublet or assign, subject only  to
reasonable  limitations. Acts of maintenance, efforts  to
relet,  and/or the appointment of a receiver  to  protect
the Lessors interests, shalI not constitute a termination
of the Lessee's right to  to possession.
          (c) Pursue any other remedy novv or hereafter
availavle under the or judicial decisions of the state
wherein the Premises are located. The expiration or
termination of this Lease and/or the terminaticin at
Lessee's right to possession shall not relieve Lessee
from liability under any Indemnity privisions of this
Lease as to matters occurring or accruing during the term
hereof or by reason of Lessee's occupancy of the
Premises.
     13.3       Inducement Recapture. Any  agreement  for
free  or abated rent or other charges, or for the  giving
or paying by Lessor to or for Lessee of any cash or other
bonus,  inducement or consideration for Lessee's entering
into this Lease, all of which concessions are hereinafter
referred  to as "Inducement Provisions", shall be  deemed
conditioned  upon Lessee's full and faithful  performance
of  all  of the terms, covenants and conditions  of  this
Lease.  Upon  Breach of this Lease by Lessee,  arry  such
Inducement  Provision  shall  automatically   be   deemed
deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.
     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.
Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment Acceptance of such late charge by Lessor shall in no event constiture a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.
     13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or within 30 days following the (late on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments.
The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus 4%, but shall not exceed the maximum rate allowed by law.
Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.
     13.6          Breach by Lessor.
          (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnisined Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed, provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.
          (b)  Performance by Lessee on Behalf of Lessor.
In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessor's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess at such expense under protest, reserving Lesser;s right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14.  Condemnation. If the Premises or any portion thereof
are taken under the power of eminent domain or sold under
the  threat  of  the exercise of said power (collectively
"Condemnation"),  this Lease shall terminate  as  to  the
part  taken as of the date the condemning authority takes
title or possession, whichever first occurs. If more than
10%  of  the floor area of the Unit, or more than 25%  of
Lessee's   Reserved   Parking   Spaces,   is   taken   by
Condemnation.  Lessee  may,  at  Lessees  option,  to  be
exercised  in  writing within 10 days after Lessor  shall
have  given Lessee written notice of such taking  (or  in
the  absence  of  such notice, within 10 days  after  the
condemning   authority  shall  have   taken   possession)
terminate  this  Lease  as  of the  date  the  condemning
authority  takes  such possession.  If  Lessee  does  not
terminate  this  Lease in accordance with the  foregoing,
this  Lease shall remain in full force and effect  as  to
the  portion of the Premises remaining, except  that  the
Base Rent shall be reduced in proportion to the reduction
in  utility  of the Premises caused by such Condemnation.
Condemnation awards and/or payments shall be the property
of   Lessor   whether  such  award  shall  be   made   as
compensation for diminution in value of the leasehold, the value of the part taken, or for severance carriages:
provided, however, that Lessee shall be entitled to any compensation for Lessees relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terrninatsd Pursuant to the Provisions of this Paragraph. Ali Alterations and Utility Installations made to the Premises by Lessee for Purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15   Brokerage Fees.


                                      Page 8 of 12
15.1       Additional  Commission.  In  addition  to  the
payments  owed  pursuant  to Paragraph  1.10  above,  and
unless Lessor and the Brokers otherwise agree in writing,
Lessor  agrees that (a) if Lessee exercises  any  Option,
(b)  if  Lessee  acquires from Lessor any rights  to  the
Promises  or  other premises owned by Lessor and  located
within  the  Project, (c) if Lessee remains in possession
of  the  Premises, with the consent of Lessor, after  the
expiration  of  this  Lease,  or  (d)  if  Base  Rent  is
increased,  whether  by  agreement  or  operation  of  an
escalation clause herein, then, Lessor shall pay  Brokers
a  fee in accordance with the schedule of the Brokers  in
effect at the time of the execution of this Lease.
     15.2       Assumption of Obligations. Any  buyer  or
transferee of Leessor's interest in this Lease  shall  be
deemed  to  have assurned Lessor's obligation  hereunder.
Brokers  shalI  be  third  party  beneficiaries  of   the
provisions of Paragraphs 1.10, 15, 22 and 31.  If  Lessor
fails  to  pay  to Brokers any amounts  due  as  and  for
brokerage  fees pertaining to this Lease when  due,  then
such  amounts  shall  accrue Interest.  In  addition,  if
Lessor  falls to pay any amounts to Lessee's Broker  when
due Lessee's Broker may send written notice to Lessor and
Lessee  of such failure and if Lessor fails to  pay  such
amounts  within 10 days after said notice,  Lessee  shall
pay  said  monies to Its Broker and offset such  arnounts
against  Rent.  In  addition, Lessee's  Broker  shall  be
deemed  to be a third party beneficiary of any commission
agreement  entered  into  by and/or  between  Lessor  and
Lessor's Broker for the limited purpose of collecting any
brokerage fee owed.
     15.3       Representations and Indemnities of Broker
Relationships.  Lessee  and  Lessor  each  represent  and
warrant to the other that it has had no dealings with any
person,  firm, broker or finder (other than the  Brokers,
If  any) in connection with this Lease, and that  no  one
other  than  said  named  Brokers  is  entitled  to   any
commission or finders fee in connection herewirth. Lessee
and  Lessor  do each hereby agree to indemnity,  protect,
defend  and  hold  the other harmIess  from  and  against
liability  for  compensation  or  charges  which  may  be
claimed  by  any  such unnamed broker,  finder  or  other
similar party by reason of any dealings or actions of the
indemnifying   Party,  including  any  costs,   expenses,
attorneys'fees reasonably incurred with respect thereto.

16. Estoppel Certificates.
          (a)  Each  Party (as "Responding Party")  shall
within 10 days after written notice from the other  Party
(the "Requesting Party") execute, acknowledge and deliver
to  the  Requesting Party a statement in writing in  form
similar  to  the then most current "Estoppel Certificate"
form  published  by the American Industrial  Real  Estate
Association,    plus    such   additional    information,
confirmation  and/or  statements  as  may  be  reasonably
requested by the Requesting Party.
          (b)  If  the  Responding Party  shall  fail  to
execute  or deliver the Estoppel Certificate within  such
10  day  period,  the  Requesting Party  may  execute  an
Estoppel  Certificate stating that, (i) the Lease  is  in
full force and effect without modification except as  may
be represented by the Requesting Party, (ii) there are no
uncured  defaults  in the Requesting Partys  performance,
and  (iii)  if Lessor is the Requesting Party,  not  more
than   one   month's  rent  has  been  paid  in  advance.
Prospective  purchasers and encumbrancers may  rely  upon
the  Requesting  Partys  Estoppel  Certificate,  and  the
Responding Party shall be estopped from denying the truth
of the facts contained in said Certificate.
          (c) If Lessor desires to finance, refinance, or
sell  the Promises, or any part thereof, Lessee  and  all
Guarantors  shall  deliver to  any  potential  lender  or
purchaser  designated by Lessor such financial statements
as   may  be  reasonably  required  by  such  lender   or
purchaser,   including  but  not  limited   to   Lessee's
financial statements for the past 3 years. AlI such financial staternents shall be received by Lessor and such lender or purchaser in confidence, and shall be used only for the purposes herein set forth.

17.   Definition  of Lessor. The term  "Lessor"  as  used
herein  shall  mean the owner or owners at  the  time  in
question of the fee title to the Premises, or, if this is
a  sublease, of the Lessee's interest in the prior lease.
In  the event of a transfer of Lessor's title or interest
in  the  Premises or this Lease, Lessor shall deliver  to
the  transferee  or assignee (in cash or by  credit)  any
unused  Security  Deposit  held  by  Lessor.  Except   as
provided   in   Paragraph  15,  upon  such  transfer   or
assignment  and  delivery  of the  Security  Deposit,  as
aforesaid,  the  Prior Lessor shall be  relieved  of  all
liability   with   respect  to  the  obligations   ard/or
covenants under this Lease thereafter to be performed  by
the  Lessor.  Subject to the, foregoing, the  obligations
and/or  covenants  in this Lease to be performed  by  the
Lessor   shall  be  binding  only  upon  the  Lessor   as
hereinabove  defined.  Notwithstanding  the  above,   and
subject  to  the provisions of Paragraph  20  below,  the
original  Lessor  under this Lease,  and  all  subsequent
holders  of  the  Lessor's interest in this  Lease  shall
remain   liable  and  responsible  with  regard  to   the
potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6.2 Above.

18. Severablity. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision thereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitations on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall lock to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholdlers, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.   No  Prior  or Other Agreements; Broker  Disclaimer.
This  Lease  contains all agreements between the  Parties
with respect to any matter mentioned herein, and no other
prior or contemporaneous agreement or understanding shall
be  effective.  Lessor  and Lessee  each  represents  and
warrants to the Brokers that it has made, and is  relying
solely  upon  its  own investigation as  to  the  nature,
quality,  character and financial responsibility  of  the
other  Party  to  this Lease and as to the  use,  nature,
quality  and character of the Premises. Brokers  have  no
responsibility  with respect thereto or with  respect  to
any  default  or  breach  hereof  by  either  Party.  The
liability (including court costs and attorneys' fees), of
any   Broker  with  respect  to  negotiation,  execution,
delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease, provided, hovvever, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  Notices.
     23.1       Notice Requirements. All notices required
or  permitted by this Lease or applicable law shall be in
writing  and may be delivered in person (by  hand  or  by
courier)  or  may  be  sent  by  regular,  certified   or
registered mail or U.S. Postal Service Express Mail, with
postage prepaid, or by facsimile transmission, and  shall
be  deemed  sufficiently given  if  served  in  a  manner
specified  in  this  Paragraph 23.  The  addresses  noted
adjacent  to a Party's signature on this Lease  shall  be
that  Party's address for delivery or mailing of notices.
Either Party may by written notice to the other specify a
different  address for notice, except that upon  Lessee's
taking  possession of the Premises, the  Premises  shaill
constitute  Lessee's address for notice. A  copy  of  all
notices  to  Lessor shall be concurrentty transmitted  to
such  party  or parties at such addresses as  Lessor  may
from time to time hereafter designate in writing.
     23.2       Date  of  Notice.  Any  notice  sent   by
registered  or certified mail, return receipt  requested,
shall  be  deemed given on the date of delivery shown  on
the  receipt card, or if no delivery date is  shown,  the
postmark  thereon.  If sent by regular  mail  the  notice
shall  be  deemed  given  48  hours  after  the  same  is
addressed  as  required herein and  mailed  with  postage
prepaid. Notices delivered by United States Express  Mail
or  overnight  courier that guarantee next  day  delivery
shall  be  deemed  given 24 hours after delivery  of  the
sarne   to   the  Postal  Service  or  courier.   Notices
transmitted  by facsimile transmission or  similar  means
shall be deemed delivered upon telephone confirmation  of
receipt   (confirmation  report  from  fax   machine   is
sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, A shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent
Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a warver of arry Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.  Disclosures Regarding The Nature of a Real Estate
Agency Relationship.
     (a)   When  entering into a discussion with  a  real
estate  agent  regarding  a real  estate  transaction.  a
Lessor  or Lessee should from the outset understand  what
type of agency relationship or representation it has with
the agent or agents in the transaction. Lessor and Lessee
acknowledge  being  advised  by  the  Brokers   in   this
transaction, as follows:
          (i) Lessor's Agent. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirrnaitive obligations: To the Lessor : A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially, affecting the value or desirability of the property that are not known to, or within the diligent attention and observation at, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set fortin above.
          (ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessors agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fudiciary duty of utmost care, integrity, honesty and loyalty in dealings with the Lessee. To the Lessee and the Lessor. A. Diligent exercise of reasonable skills and care in performance of the agents duties. b. A duty of honest and fair dealing and good faith. C. A duty to

                      Page 9 of 12

disclose   all  facts  known  to  the  agent   materially
affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above
         (iii)     Agent Representing
Both Lessor and Lessee . A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction. but only with the knowledge and consent of both the Lessor and the Lessee, in a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utrnost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other dutles to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express perrmission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.
     (b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to any breach of duty, error or omission relating to this Lease shall not exceed the fee received by such Broker pursuant to this Lease, provided, however, that the foregoing limitation on each Brokers liability shall not be applicable to any gross negligence or willful misconduct of such Broker.
     (c)       Buyer and Seller agree to identify to
Brokers as "Confidential" arry communication or information given Brokers that is considered by such Party to be confidential.

26.   No Right To Holdover. Lessee has no right to retain
possession of the Premises or any part thereof beyond the
expiration  or termination of this Lease.  In  the  event
that  Lessee  holds  over, then the Base  Rent  shall  be
increased to 150% of the Base Rent applicable immediately
preceding   the   expiration  or   termination.   Nothing
contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.  Covenants and Conditions; Construction of Agreement.
All  provisions of this Lease to be observed or performed
by   Lessee   are  both  covenants  and  conditions.   In
construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attormment; Non-Disturbance.
     30.1       Subordination. This Lease and any  Option
granted  hereby shall be subject and subordinate  to  any
ground   lease,  mortgage,  deed  of  trust,   or   other
hypothecation or security device (collectively, "Security
Device"),  now or hereafter placed upon the Premises,  to
any and all advances made on the security thereof, and to
all  renewals,  modifications,  and  extensions  thereof.
Lessee  agrees  that  the holders of  any  such  Security
Devices  (in this Lease together referred to as "Lender")
shall have no liability or obligation to perforrn any  of
the  obligations of Lessor under this Lease.  Any  Lender
may  elect  to have this Lease and/or any Option  granted
hereby  superior  to the lien of its Security  Device  by
giving  written notice thereof to Lessee, whereupon  this
Lease  and  such Options shall be deemed  prior  to  such
Security  Device, notwrthstanding the relative  dates  of
the documentation or recordation thereof.
     30.2      Attormment. Subject to the non-disturbance
provisions of Paragraph 30.3, Lessee agrees to attorn  to
a Lender or any other party who acquires ownership of the
Premises by reason of a foreclosure of a Security Device,
and that in the event of such foreclosure, such new owner
shall  not: (a) be liable for any act or omission of  any
pnor lessor or with respect to events occurring prior  to
acquisition  of ownership, (b) be subject to any  offsets
or  defenses  which Lessee might have against  any  prior
lesser,  (c)  be  bound by prepayment of  more  than  one
month's  rent,  or (d) be liable for the  return  of  any
security deposit paid to any prior lessor.
     30.3 Non-Disturbance. With respect to Security
Devices entered into by Lessor after the execution of
this Lease shall be subject to receiving a commercially
reasonable non-disturbance agreement (a "Non-Disturbance
Agreement") from the Lender which Non-Disturbance
Agreement provides that Lessee's possession of the
Premises, and this Lease, inriuding any options to extend
the term hereof, will not be disturbed so long as Lessee
is not in Breach hereof and attorns to the record owner
of the Premises. Further, within 60 days after the
execution of this Lease, Lessor shall use its
commercially reasonable efforts to obtain a
Non-Disturbance Agreement from the holder of any
pre-existing Security Device which is secured by the
Premises. In the event that Lessor is unable to provide
the Non-Disturbarce Agreement within said 60 days, then
Lessee may, at Lessee's option, directly contact Lender
and attempt to negotiate for the execution and delivery
of a Non-Disturbance Agreement.
     30.4  Self-Executing.  The agreements  contained  in
this   Paragraph  30  shall  be  effective  without   the
execution  of any further docurnents; provided,  however,
that,  upon  written request from Lessor or a  Lender  in
connection with a sale, financing or refinancing  of  the
Premises,  Lessee and Lessor shall execute  such  further
writings  as  may  be reasonably required  to  separately
document    any    subordination,    attornment    and/or
Non-Disturbance Agreement provided for herein.

31.   Attorney's Fees. If any Party or Broker  brings  an
action  or  proceeding  involving  the  Premises  wbether
founded in tort, contract or equity, or to declare rights
hereunder, the Prevailing Party (as hereafter defined) in
any such proceeding, action, or appeal thereon, shall  be
entiltled to reasonable attorneys' fees. Such fees may be
awarded in the same suit or recovered in a separate suit.
whether  or  not such action or proceeding is pursued  to
decision  or judgment The term, "Prevailing Party'  shall
include,  without  limitation,  a  Party  of  Broker  who
substantially  obtains or defeats the relief  sought,  as
the  case  may  be,  whether by  compromise,  settlement,
judgment, or the abandonment by the other Party or Broker
of  its claim or defense. The attorneys' fees award shall
not   be  computed  in  accordance  with  any  court  fee
schedule,  but  shall be such as to fully  reimburse  all
attorneys' fees reasonably incurred. In addition,  Lessor
shall  be entitled to attorneys' fees, costs and expenses
incurred  in  the preparation and service of  notices  of
Default   and  consultations  in  connection   therewith,
whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32.   Lessor's Access; Showing Premises; Repairs.  Lessor
and  Lessor's  agents shall have the right to  enter  the
Premises  at  any time, in the case of an emergency,  and
otherwise at reasonable times for the purpose of  showing
the  same to prospective purchasers, lenders, or tenants,
and  making  such  alterations, repairs, improvements  or
additions  to the Premises as Lessor may deem  necessary.
All such activities shall be without abatement of rent or
liability to Lessee. Lessor may at any time place an  the
Premises  any  ordinary "For Sale" signs and  Lessor  may
during the last 6 months of the term hereof place on  the
Premises  any ordinary "For Lease" signs, Lessee  may  at
any   time  place  on  the  Premises  any  ordinary  "For
Sublease" sign.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Except for ordinary "For Sublease" signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.   Consents.  Except  as  otherwise  provided  herein,
wherever in this Lease the consent of a Party is required
to  an  act by or for the other Party, such consent shall
not  be unreasonably withheld or delayed. Lessor's actual
reasonable costs and expenses (including but not  limited
to   architects',   attorneys',  engineers'   and   other
consultants' fees) incurred in the consideration  of,  or
response  to, a request by Lessee for any Lessor consent,
including but not limited to consents to an assignment, a
subletting  or  the  presence  or  use  of  a   Hazardous
Substance,  shall be paid by Lessee upon  receipt  of  an
invoice and supporting documentation the Lessor's consent
to any act, assignment or subletting shall not constitute
an  acknowledgment that no Default or Breach by Lessee of
this  Lease  exists, nor shall such consent be  deemed  a
warver of any then existing Default or Breach, except  as
may be otherwise specifically stated in writing by Lessor
at  the  time  of  such consent, The failure  to  specify
herein any particular condition to Lessors consent  shall
not  preclude  the imposition by Lessor at  the  time  of
consent  of such further or other conditpons as are  then
reasonable  with reference to the particular  matter  for
which  consent is being given. in the event  that  either
Party  disagrees with any determination made by the other
hereunder  and reasonably requests the reasons  for  such
determination,  the determining party shall  furnish  its
reasons  in  writing and in reasonable detail  within  10
business days following such request.

37   Guarantor.

                      Page 10 of 12

was not legally required to pay.
43. Authority. If either Party hereto is a , trust, limited liability company, partnership, or entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duty authorized to execute and deliver this Lease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.
44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.
45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party.
This Lease is not intended to be binding until executed and delivered by all Parties hereto.
46. Amendments. This Lease may be modified only in writing, signed by the Parties In interest at the time of the modification, As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as rnay be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.
47. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple
Parties shall have joint and several responsibility to comply with the terms of this Lease.
48. Waiver of Jury Trial. The Parties hereby waive their respective rights to trial by jury in any action or proceeding Involving the Property or arising out of this Agreement.
49. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ___ is ___ is not attached to this Lease.

LESSOR  AND LESSEE HAVE CAREFULLY READ AND REVIEWED  THIS
LEASE  AND EACH TERM AND PROVISION CONTAINED HEREIN,  AND
BY  THE  EXECUTION OF THIS LEASE SHOW THEIR INFORMED  AND
VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT,
AT  THE  TIME THIS LEASE IS EXECUTED, THE TERMS  OF  THIS
LEASE  ARE  COMMERCIALLY REASONABLE  AND  EFFECTUATE  THE
INTENT  AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT  TO
THE PREMISES.
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY
THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY
BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR  TAX
CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT
RELATES. THE PARTIES ARE URGED TO:
1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX
CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND
INVESTIGATE THE CONDITION OF THE PREMISES SAID
INVESTIGATION
SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE
PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE
PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE
ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS
WITH DISAABILITIES ACT AND THE SUITABILITY OF THE
PREMISES FOR LESSEE'S INTENDED USE.
WARNING:  IF  THE PREMISES ARE LOCATED IN A  STATE  OTHER
THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED
TO  BE  REVISED TO COMPLY WITH THE LAWS OF THE  STATE  IN
WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specifled above theilr respective signatures.

Executed ad: Scottsdale, Arizona 85260
Executed at: Scottsdale, Arizona 85260
on:June 16, 2001                                  on:June
18, 2001

By LESSOR:                   By : LESSOR
Delta  1998, L.L.C._         :AEROBIC LIFE INDUSTRIES
Title: Controller____________________________________

BY: /s/ R.M. Urman           By: /s/Jason Pratte
NarnePrinted :Ronit Urman    Name Printed: Jason Pratte
Title: Controller            Title: President

By:______________________________________________
By:
Name Printed:_____________________________________
Name Printed:
Title: ____________________________________________
Title:
Address: 16050 N.6th Street, Suite 103
Address: 2916 N. 35th Avenue, Suite 8
Scottsdale, Arizona 65260
Phoenix, Arizona 85017
_________________________________________________

Telephone. (480) 483-7211
Telephone: (602) 455-6380
Facsimile: (480) 483-6713
Facsimile: (602) 455-6397
Federal ID No._____________________________________
Federal ID No. 752138554



These forms are often modified to meet changing requirements of law and needs of the Industry. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate
Association, 700 South Flower Street, Suite 600, Los
Angeles, CA 90017. (213) 687-8777.

   c Copyright 1999 By American Industrial Real Estate
                      Association.
                  All rights reserved.
  No part of these works may be reproduced In any form
             without permission In writing.



                     Page 11 of 11




                      Addendum 'A'

     This Addendum to Lease Agreement dated June 18, 2001 between Delta 98, L.L.C., (Lessor) and Aerobic Life
     Industries (Lessee) is hereby entered into June 18, 2001.

     In the event of any conflicting terms between the Addendum and the Lease Agreement, the terms and conditions of the Addendum shall control.

   The parties agree to amend the Lease Agreement as follows:

     49)  Lease Rate will be:
            First Year:    $0.71/sq. ft./ month x 3,330
   square feet = $2,364.30*
             Second Year:   $0.74/sq. ft./ month x 3,330
   square feet = $2,454.20*
            Third Year:    $0.77/sq. ft./ month x 3,330
   square feet - $2,564.10*


          *In addition, Tenant will pay; Phoenix Rental
     Tax and CAM Charges.

     50) For the first year, Cam charges are estimated to be $0.06/sq. ft. / month. Tenant will be responsible for any increase in tax and
insurance after the base year.

     51)  Tenant's percentage ofthe building is 11.05%
     (3,330 / 30,126 = 11.05%)

     52) Contrary to Lease Agreement, Landlord is responsible for all HVAC equipment and maintenance.

     53) Landlord will allow Tenant to install signage on the building, subject to approval by the
          City of Phoenix and the Landlord, at the Tenant's expense.









     /s/ Ronit M. Urman                 /s/ Jason Pratte
     Delta 1998, L.L. C.                Aerobic Life
Industries
     Ronit Urman, Controller                 Jason
Pratte, President

Exbibit "B"
Suite 106


OFFICE[WAREHOUSE SUMS 102,103,104,1051Q1O6

-psila 1998, L.L.C.
Ronit Urman, Controller

06/18/01

Aerobic Life Industries Jason Pratte, President